UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2005
Date of Report (Date of earliest event reported)

DIGITAL ECOSYSTEMS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51152	98-0431245
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#1500 – 701 West Georgia Street
Vancouver, British Columbia, Canada	V7Y 1C6
(Address of principal executive offices)	(Zip Code)

(604) 681-7039
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

Effective September 15, 2005, Mr. Gregory Leigh Lyons acquired 250,000 shares of our common stock from Ms. Valentina Tuss for consideration of $20,000 paid from personal funds. At the same time, Ms. Tuss surrendered for cancellation 6,250,000 shares held by her. As a result of the share transfer and share cancellation by Ms. Tuss, Mr. Lyons holds 8.7% of the outstanding shares of our common stock and is our largest shareholder.

The purchase of the shares by Mr. Lyons and the cancellation of the shares by Ms. Tuss was completed under a share transfer and cancellation agreement dated September 1, 2005 (the “Share Transfer and Cancellation Agreement”). Under the terms of the Share Transfer and Cancellation Agreement, Ms. Tuss resigned as president, chief executive officer and a director of the Company and Mr. Geoffrey O. Last resigned as chief financial officer, secretary, treasurer and as a director of the Company. Mr. Lyons was appointed as chief executive officer, chief financial officer, president, secretary, treasurer and as a director of the Company.

ITEM 5.02	DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective September 15, 2005, Valentina Tuss has resigned as the President, Chief Executive Officer and as a Director of Digital Ecosystems Corp. (the “Company”) and Geoffrey O. Last has resigned as the Secretary, Treasurer, Chief Financial Officer and as a Director of the Company. There were no disagreements between Ms. Tuss or Mr. Last and the Company regarding any matter relating to the Company’s operations, policies or practices.

Gregory Leigh Lyons has been appointed as President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer and as a Director of the Company in their place.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective September 16, 2005, the Company completed a ten-for-one split of its issued and outstanding common stock. As a result of the stock split, the Company’s authorized capital has increased from 100,000,000 shares of common stock with a par value of $0.001 per share, of which 2,870,000 shares were issued and outstanding, to 1,000,000,000 shares of common stock with a par value of $0.001 per share, of which 28,700,000 are issued and outstanding.

SECTION 8 – OTHER EVENTS

ITEM 8.01	OTHER EVENTS.

As a result of the stock split, the symbol under which the Company’s shares trade on the OTC Bulletin Board has been changed from “DECS” to “DGEO,” effective September 16, 2005.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
	3.1	Certificate of Change to Authorized Capital effective September 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ECOSYSTEMS CORP.

Date: September 20, 2005	By:	/s/ Gregory Leigh Lyons

	Title:	GREGORY LEIGH LYONS
President, Chief Executive Officer, and Director